EXHIBIT 10.1

                     INTERNATIONAL CARD ESTABLISHMENT, INC.
    SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK AND COMMON STOCK WARRANTS

                             SUBSCRIPTION AGREEMENT

                                                                December 6, 2004



Mercator Advisory Group LLC
Mercator Momentum Fund, L.P.
Mercator Momentum Fund III, L.P.
Robinson Reed, Inc.
555 South Flower Street, Suite 4500
Los Angeles, California 90071

Ladies and Gentlemen:

International Card Establishment, Inc. a Delaware corporation (the "COMPANY"), hereby confirms its agreement with Mercator Momentum Fund, L.P., Mercator Momentum Fund III, L.P., Robinson Reed, Inc. (collectively, the "Purchaser") and Mercator Advisory Group, LLC ("MAG"), as set forth below.

         1. THE SECURITIES. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Purchaser an aggregate of: (a) Thirty-Two Thousand (32,000) shares of its Series A Convertible Preferred Stock (the "SERIES A STOCK"), which shall be convertible into shares (the "CONVERSION SHARES") of the Company's Common Stock (the "COMMON STOCK") in accordance with the formula set forth in the Certificate of Designations further described below and (b) 8,010,012 warrants, substantially in the form attached hereto at EXHIBIT A (the "WARRANTS"), to acquire up to 8,010,012 shares of Common Stock (the "WARRANT SHARES"). The exercise price per share for 50% of the Warrant Shares shall be $ 0.47 per share; and the exercise price per share for the remaining 50% of the Warrant Shares shall be $0.75. The rights, preferences and privileges of the Series A Stock are as set forth in the Certificate of Designations of Series A Preferred Stock as filed with the Secretary of State of the State of Delaware (the "CERTIFICATE OF DESIGNATIONS") in the form attached hereto as EXHIBIT B. The number of Conversion Shares and Warrant Shares that any Purchaser may acquire at any time are subject to limitation in the Certificate of Designations and in the Warrants, respectively, so that the aggregate number of shares of Common Stock of which such Purchaser and all persons affiliated with such Purchaser have beneficial ownership (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) does not at any time exceed 9.99% of the Company's then outstanding Common Stock.

         The Series A Stock and the Warrants are sometimes herein collectively referred to as the "SECURITIES." This Agreement and the Certificate of Designations are sometimes herein collectively referred to as the "TRANSACTION DOCUMENTS."

         The Securities will be offered and sold to the Purchaser without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder, the "SECURITIES ACT"), in reliance on exemptions therefrom.

         In connection with the sale of the Securities, the Company has made available (including electronically via the SEC's EDGAR system) to Purchaser its periodic and current reports, forms, schedules, proxy statements and other documents (including exhibits and all other information incorporated by reference) filed with the SEC under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). These reports, forms, schedules, statements, documents, filings and amendments, are collectively referred to as the "DISCLOSURE DOCUMENTS." All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Disclosure Documents (or other references of like import) shall be deemed to mean and include all such financial statements and schedules, documents, exhibits and other information which is incorporated by reference in the Disclosure Documents.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth on the Disclosure Schedule (the "DISCLOSURE SCHEDULE") delivered by the Company to Purchaser on the Closing Date (as defined in Section 3 below), the Company represents and warrants to and agrees with Purchaser and MAG as follows:

                  (a) To the best of Company's knowledge, the Disclosure Documents as of their respective dates did not, and will not (after giving effect to any updated disclosures therein) as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. To the best of Company's knowledge, the Disclosure Documents and the documents incorporated or deemed to be incorporated by reference therein, at the time they were filed or hereafter are filed with the SEC, complied and will comply, at the time of filing, in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may be, as applicable.

                  (b) SCHEDULE A attached hereto sets forth a complete list of the subsidiaries of the Company (the "SUBSIDIARIES"). Each of the Company and its Subsidiaries has been duly incorporated and each of the Company and the Subsidiaries is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with the requisite corporate power and authority to own its properties and conduct its business as now conducted as described in the Disclosure Documents and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or other), properties, prospects or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a "MATERIAL ADVERSE EFFECT"); as of the Closing Date, the Company will have the authorized, issued and outstanding capitalization set forth in on SCHEDULE B attached hereto (the "COMPANY CAPITALIZATION"); except as set forth in the Disclosure Documents or on SCHEDULE A, the Company does not have any subsidiaries or own directly or indirectly any of the capital stock or other equity or long-term debt securities of or have any equity interest in any other person; all of the outstanding shares of capital stock of the Company and the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights and are owned free and clear of all liens, encumbrances, equities, and restrictions on transferability (other than those imposed by the Securities Act and the state securities or "Blue Sky" laws) or voting; except as set forth in the Disclosure Documents, all of the outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company; except as set forth in the Disclosure Documents, no options, warrants or other rights to purchase from the Company or any Subsidiary, agreements or other obligations of the Company or any Subsidiary to issue or other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any Subsidiary are outstanding; and except as set forth in the Disclosure Documents or on SCHEDULE C, there is no agreement, understanding or arrangement among the Company or any Subsidiary and each of their respective stockholders or any other person relating to the ownership or disposition of any capital stock of the Company or any Subsidiary or the election of directors of the Company or any Subsidiary or the governance of the Company's or any Subsidiary's affairs, and, if any, such agreements, understandings and arrangements will not be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, the Transaction Documents.

                  (c) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents. Each of the Transaction Documents has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (B) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, the "ENFORCEABILITY EXCEPTIONS").

                  (d) The Series A Stock and the Warrants have been duly authorized and, when issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and non-assessable. The
Conversion Shares issuable have been duly authorized and validly reserved for issuance, and when issued upon conversion of the Series A Stock in accordance with the terms of the Certificate of Designations, will have been validly issued, fully paid and non-assessable. The Warrant Shares have been duly authorized and validly reserved for issuance, and when issued upon exercise of the Warrants in accordance with the terms thereof, will have been validly issued, fully paid and non-assessable. The Common Stock of the Company conforms to the description thereof contained in the Disclosure Documents. The stockholders of the Company have no preemptive or similar rights with respect to the Common Stock.

                  (e) No consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body or third party is required for the performance of the Transaction Documents by the

Company or for the consummation by the Company of any of the transactions contemplated thereby, or the application of the proceeds of the issuance of the Securities as described in this Agreement, except for such consents, approvals, authorizations, licenses, qualifications, exemptions or orders (i) as have been obtained on or prior to the Closing Date, (ii) as are not required to be obtained on or prior to the Closing Date that will be obtained when required, or
(iii) the failure to obtain which would not, individually or in the aggregate, have a Material Adverse Effect.

                  (f) Except as set forth on SCHEDULE D, none of the Company or the Subsidiaries is (i) in material violation of its articles of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, which breach or violation would, individually or in the aggregate, have a Material Adverse Effect, or (iii) except as described in the Disclosure Documents, in default (nor has any event occurred which with notice or passage of time, or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which it is a party or to which it is subject, which default would, individually or in the aggregate, have a Material Adverse Effect.

                  (g) The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby and the fulfillment of the terms thereof will not (a) violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (i) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which any of the Company or the Subsidiaries is a party or to which any of their respective properties or assets are subject, (ii) the Certificate of Incorporation or bylaws of any of the Company or the Subsidiaries (or similar organizational document) or (iii) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or the Subsidiaries or any of their respective properties or assets or
(b) result in the imposition of any lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Subsidiaries; which violation, conflict, breach, default or lien would, individually or in the aggregate, have a Material Adverse Effect.

                  (h) The audited consolidated financial statements included in the Disclosure Documents present fairly the consolidated financial position, results of operations, cash flows and changes in shareholders' equity of the entities, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; the interim un-audited consolidated financial statements included in the Disclosure Documents present fairly the consolidated financial position, results of operations and cash flows of the entities, at the dates and for the periods to which they relate subject to year-end audit adjustments and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with the audited consolidated financial statements included therein; the selected financial and statistical data included in the

Disclosure Documents present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein; and each of the auditors previously engaged by the Company or to be engaged in the future by the Company is an independent certified public accountant as required by the Securities Act for an offering registered thereunder.

                  (i) Except as described in the Disclosure Documents, there is not pending or, to the knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which any of the Company or the Subsidiaries is a party, or to which their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company or any such Subsidiary, would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the application of the proceeds therefrom or the other transactions described in the Disclosure Documents.

                  (j) The Company and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their businesses as described in the Disclosure Documents. None of the Company or the Subsidiaries has received any written notice of infringement of (or knows of any such infringement of) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

                  (k) Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Disclosure Documents ("PERMITS"), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect and none of the Company or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Disclosure Documents and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

                  (l) Subsequent to the respective dates as of which information is given in the Disclosure Documents and except as described therein, (i) the Company and the Subsidiaries have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business or (ii) the Company and the Subsidiaries have not purchased any of their respective outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on any of their respective capital stock or otherwise (other than, with respect to any of such Subsidiaries, the purchase of capital stock by the Company), (iii) there has not been any material increase in the long-term indebtedness of the Company or any of the Subsidiaries, (iv) there has not occurred any event or condition, individually or in the aggregate, that has a Material Adverse Effect, and (v) the Company and the Subsidiaries have not sustained any material loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding.

                  (m) There are no material legal or governmental proceedings nor are there any material contracts or other documents required by the Securities Act to be described in a prospectus that are not described in the Disclosure Documents. Except as described in the Disclosure Documents, none of the Company or the Subsidiaries is in default under any of the contracts described in the Disclosure Documents, has received a notice or claim of any such default or has knowledge of any breach of such contracts by the other party or parties thereto, except for such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (n) Each of the Company and the Subsidiaries has good and marketable title to all real property described in the Disclosure Documents as being owned by it and good and marketable title to the leasehold estate in the real property described therein as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as described in the Disclosure Documents or such as would not, individually or in the aggregate, have a Material Adverse Effect. All material leases, contracts and agreements to which the Company or any of the Subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or any such Subsidiary, are, to the knowledge of the Company, valid and enforceable against the other party or parties thereto and are in full force and effect.

                  (o) Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Company or any Subsidiary that would, individually or in the aggregate, have a Material Adverse Effect.

                  (p) None of the Company or the Subsidiaries is, or immediately after the Closing Date will be, required to register as an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

                  (q) None of the Company or the Subsidiaries or, to the knowledge of any of such entities' directors, officers, employees, agents or controlling persons, has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result in the stabilization or manipulation of the price of the Common Stock.

                  (r) None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) directly, or through any agent, engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities or engaged in any other conduct that would cause such offering to be constitute a public offering within the meaning of Section 4(2) of the Securities Act. Assuming the accuracy of the representations and warranties of the Purchaser in
Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchaser in the manner contemplated by this Agreement to register any of the Securities under the Securities Act.

                  (s) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries which is pending or, to the knowledge of the Company or any of the Subsidiaries, threatened.

                  (t) Each of the Company and the Subsidiaries carries general liability insurance coverage comparable to other companies of its size and similar business.

                  (u) Each of the Company and the Subsidiaries maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, and and (C) access to its material assets is permitted only in accordance with management's authorization.

                  (v) Except for a Due Diligence fee payable to MAG, a due diligence fee payable to Robinson Reed, Inc. and a broker fee payable to J.P. Turner & Company, L.L.C., ("JP Turner") in the amount of $320,000, the Company does not know of any claims for services, either in the nature of a finder's fee or financial advisory fee, with respect to the offering of the Securities and the transactions contemplated by the Transaction Documents.

                  (w) The Common Stock is traded on the Over-the-Counter Bulletin Board (the "OTC-BB"). Except as described in the Disclosure Documents, the Company currently is not in violation of, and the consummation of the transactions contemplated by the Transaction Documents will not violate, any rule of the National Association of Securities Dealers.

                  (x) The Company is eligible to use SB-2 for the resale of the Conversion Shares and the Warrant Shares by Purchaser or their transferees and the Warrant Shares by Purchaser, MAG or their transferees. The Company has no reason to believe that it is not capable of satisfying the registration or qualification requirements (or an exemption therefrom) necessary to permit the resale of the Conversion Shares and the Warrant Shares under the securities or "blue sky" laws of any jurisdiction within the United States.

                  (y)  The  attached   Schedule  E  accurately  sets  forth  the
Company's intended use of proceeds for the Purchase Price.

         3. PURCHASE, SALE AND DELIVERY OF THE SECURITIES. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and Purchaser agree to purchase from the

Company, Thirty-Two Thousand (32,000) shares of Series A Stock at $100.00 per share in the amounts shown on the signature page hereto. In connection with the purchase and sale of Series A Stock, for no additional consideration, the Purchaser and MAG will receive Warrants to purchase an aggregate of 8,010,012 shares of Common Stock, subject to adjustment as set forth in the Warrants. The Warrants shall be allocated as set forth on the signature page to this Subscription Agreement.

         The closing of the transactions described herein (the "CLOSING") shall take place at a time and on a date (the "CLOSING DATE") to be specified by the parties, which will be no later than 5:00 p.m. (Pacific time) on November 30, 2004. On the Closing Date, the Company shall deliver (a) certificates in definitive form for the Series A Stock in the names and amounts set forth on the signature page hereto, (b) Warrants, in the names and amounts set forth on the signature page hereto, (c) the Subscription Agreement, Certificate of Designation and Registration Rights Agreement, each duly executed on behalf of the Company, and (d) the Opinion of Counsel in the form attached hereto as EXHIBIT C. On the Closing Date, Purchaser shall deliver (i) 66% of the Purchase Price or $2,112,000 by wire transfer of immediately available funds to an escrow account mutually acceptable to the parties, and (ii) the Subscription Agreement and Registration Rights Agreement, each duly executed on behalf of the Purchaser and MAG. The Closing will occur when all documents and instruments necessary or appropriate to effect the transactions contemplated herein are exchanged by the parties and all actions taken at the Closing will be deemed to be taken simultaneously.

         Upon receipt of written confirmation from MAG that all documents and instruments have been duly executed and delivered, the escrow holder shall release (a) to the Company, the sum of $1,762,080 (b) to MAG, the sum of 66% of its Due Diligence Fee or $97,020 and the legal fees in the amount of $12,000,
(c) to Robinson Reed, Inc., the sum 66% of its Due Diligence fee or $29,700, and
(d) to JP Turner the sum of 66% of its broker fee or $211,200.

         Provided that Company is not in default under  Paragraph  10(i) (iv) or
(v) hereof, the Purchaser covenants and agrees to pay, within two trading days after Company files the Registration Statement (as defined in Paragraph 9 below), the balance of the Purchase Price or $913,920 to Company by wire transfer of immediately available funds to an escrow account mutually acceptable to the parties. The escrow holder shall then release via wire transfer (a) to MAG the balance of its Due Diligence fee in the amount of $49,980, (d) to the Robinson Reed, Inc., the balance of its Due Diligence fee in the amount of $15,300, (c) to JP Turner the balance of its fee or $108,800 and (d) to the Company, the balance of the Purchase Price totaling $913,920.

         4. CERTAIN COVENANTS OF THE COMPANY. The Company covenants and agrees with each Purchaser as follows:

                  (a) None of the Company or any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

                  (b) The Company will not become, at any time prior to the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under the Investment Company Act.

                  (c) None of the proceeds of the Series A Stock will be used to reduce or retire any insider note or convertible debt held by an officer or director of the Company.

                  (d) Subject to Section 10 of this  Agreement,  the  Conversion
Shares and the Warrant Shares will be eligible for trading on the Over-the-Counter Bulletin Board or such market on which the Company's shares are subsequently listed or traded, immediately following the effectiveness of the Registration Statement.

                  (e) The Company will use best efforts to do and perform all things required to be done and performed by it under this Agreement and the other Transaction Documents and to satisfy all conditions precedent on its part to the obligations of the Purchaser to purchase and accept delivery of the Securities.

                  (f) The Purchaser shall have a right of first refusal on any financing in which the Company is the issuer of debt or equity securities from the date of Closing through and including eighty-five (85) days after the date the Registration Statement is declared "effective." The Purchaser shall exercise its right of first refusal within five (5) trading days of the date the Company provides written notice to Purchaser of all material terms and conditions of the proposed financing. In the event Purchaser declines to exercise its right of first refusal, then Company shall be entitled to complete the proposed financing on the terms and conditions stated.

         5. CONDITIONS OF THE PURCHASER' OBLIGATIONS. The obligation of each Purchaser to purchase and pay for the Securities is subject to the following conditions unless waived in writing by the Purchaser:

                  (a) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties with a Material Adverse Effect qualifier, which shall be true and correct as written) on and as of the Closing Date; the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

                  (b) None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or, to the Company's knowledge, threatened against the Company or against any Purchaser relating to the issuance of the Securities or any Purchaser's activities in connection therewith or any other transactions contemplated by this Agreement, the other Transaction Documents or the Disclosure Documents.

                  (c) The Purchaser shall have received certificates, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company, to the effect of paragraphs 5(a) and (b).

                  (d) The Purchaser shall have received an opinion of Ronald J. Stauber, Esq., with respect to the authorization of the Series A Stock, the Conversion Shares, the Warrants and the Warrant Shares and other customary matters in the form attached hereto as EXHIBIT C.


         6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

                  (a) Each Purchaser and MAG represents and warrants to the Company that the Securities to be acquired by it hereunder (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as the case may be) are being acquired for its own account for investment and with no intention of distributing or reselling such Securities (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as the case may be) or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any State. Nothing in this Agreement, however, shall prejudice or otherwise limit a Purchaser's right to sell or otherwise dispose of all or any part of such Conversion Shares or Warrant Shares under an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration. By executing this Agreement, each Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any Person with respect to any of the Securities.

                  (b) Each Purchaser and MAG understands that the Securities (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as the case may be) have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act (and, if requested by the Company, based upon an opinion of counsel acceptable to the Company) or pursuant to an effective registration statement under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

         Each Purchaser and MAG agrees to the imprinting, so long as appropriate, of the following legend on the Securities (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as the case may be):

         THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ("TRANSFERRED") IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. IN THE ABSENCE OF SUCH REGISTRATION, SUCH SHARES MAY NOT BE TRANSFERRED UNLESS, IF THE COMPANY REQUESTS, THE COMPANY HAS RECEIVED A WRITTEN OPINION FROM COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE

         COMPANY STATING THAT SUCH TRANSFER IS BEING MADE IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

         The legend set forth above may be removed if and when the Conversion Shares or the Warrant Shares, as the case may be, are disposed of pursuant to an effective registration statement under the Securities Act or in the opinion of counsel to the Company experienced in the area of United States Federal securities laws such legends are no longer required under applicable requirements of the Securities Act. The Series A Stock, the Warrants, the Conversion Shares and the Warrant Shares shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when in the opinion of counsel to the Company experienced in the applicable securities laws, the same are no longer required under the applicable requirements of such securities laws. The Company agrees that it will provide each Purchaser, upon request, with a substitute certificate, not bearing such legend at such time as such legend is no longer applicable. Each Purchaser agrees that, in connection with any transfer of the Conversion Shares or the Warrant Shares by it pursuant to an effective registration statement under the Securities Act, such Purchaser will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of the Series A Stock, the Warrants, the Conversion Shares or the Warrant Shares.

                  (c) Each Purchaser and MAG is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act. Neither Purchaser nor MAG learned of the opportunity to acquire Securities or any other security issuable by the Company through any form of general advertising or public solicitation.

                  (d) Each Purchaser and MAG represents and warrants to the Company that it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, having been represented by counsel, and has so evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

                  (e) Each Purchaser represents and warrants to the Company that
(i) the purchase of the Securities to be purchased by it has been duly and properly authorized and this Agreement has been duly executed and delivered by it or on its behalf and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; (ii) the purchase of the Securities to be purchased by it does not conflict with or violate its charter, by-laws or any law, regulation or court order applicable to it; and (iii) the purchase of the Securities to be purchased by it does not impose any penalty or other onerous condition on the Purchaser under or pursuant to any applicable law or governmental regulation.

                  (f) Each Purchaser and MAG represents and warrants to the Company that neither it nor any of its directors, officers, employees, agents, partners, members, controlling persons or shareholders holding 5% or more of the Common Stock outstanding on the Closing Date, has taken or will take, directly or indirectly, any actions designed, or might reasonably be expected to cause or result in the de-stabilization or manipulation of the price of the Common Stock.

                  (g) Each Purchaser and MAG acknowledges it or its representatives have reviewed the Disclosure Documents and further acknowledges that it or its representatives have been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information contained in the Disclosure Documents.

                  (h) Each Purchaser and MAG represents and warrants to the Company that it has based its investment decision solely upon the information contained in the Disclosure Documents and such other information as may have been provided to it or its representatives by the Company in response to their inquiries, and has not based its investment decision on any research or other report regarding the Company prepared by any third party ("THIRD PARTY REPORTS"). Each Purchaser understands and acknowledges that (i) the Company does not endorse any Third Party Reports and (ii) its actual results may differ materially from those projected in any Third Party Report.

                  (i) Each Purchaser and MAG understands and  acknowledges  that
(i) any forward-looking information included in the Disclosure Documents supplied to Purchaser by the Company or its management is subject to risks and uncertainties, including those risks and uncertainties set forth in the Disclosure Documents; and (ii) the Company's actual results may differ materially from those projected by the Company or its management in such forward-looking information.

                  (j) Each Purchaser and MAG understands and  acknowledges  that
(i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and Purchaser hereby consents to such reliance.

         7. COVENANTS OF PURCHASER NOT TO SHORT STOCK. Purchaser, on behalf of themselves and their affiliates, hereby covenant and agree not to, directly or indirectly, offer to "short sell", contract to "short sell" or otherwise "short sell" the securities of the Company, including, without limitation, shares of Common Stock that will be received as a result of the conversion of the Series A Stock or the exercise of the Warrants.

         8. TERMINATION.

                  (a) This Agreement may be terminated in the sole discretion of the Company by notice to each Purchaser if at the Closing Date:

                           (i) the  representations  and warranties  made by any
Purchaser in Section 6 are not true and correct in all material respects; or

                           (ii) as to the  Company,  the sale of the  Securities
hereunder (i) is prohibited or enjoined by any applicable law or governmental regulation or (ii) subjects the Company to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or government regulation that would materially reduce the benefits to the Company of the sale of the Securities to such Purchaser, so long as such regulation, law or onerous condition was not in effect in such form at the date of this Agreement.

                  (b) This Agreement may be terminated by any Purchaser or MAG by notice to the Company given in the event that the Company shall have failed, refused or been unable to satisfy all material conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, or if after the execution and delivery of this Agreement and immediately prior to the Closing Date, trading in securities of the Company on the Over-the-Counter Bulletin Board shall have been suspended.

                  (c) This Agreement may be terminated by mutual written consent of all parties.

         9. REGISTRATION. On or before January 15, 2005 (the "Registration Date"), the Company shall file a Registration Statement on Form SB-2 or S3 with the SEC registering the maximum number of shares of Common Stock to be issued upon conversion of the Preferred Stock and exercise of the Warrants (collectively, the "REGISTRABLE SECURITIES"), as set forth in the Registration Rights Agreement attached hereto as Exhibit D. The Company shall use its best efforts to have the Registration Statement declared effective within 80 days after the initial filing with the SEC.

         10. EVENT OF DEFAULT. If an Event of Default (as defined below) occurs and remains uncured for a period of 5 days, the Purchaser and MAG shall have the right to exercise any or all of the rights given to the Purchaser and MAG relating to the Securities, as further described in the Certificate of Designations. In addition, the price at which the shares of Series A Stock may be converted into Common Stock shall be reduced from 85% of the Market Price (as defined in the Certificate of Designations) to 75% of the Market Price, subject to the Ceiling Price and Floor Price as those terms are defined in the Certificate of Designations.

         The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

         An "EVENT OF DEFAULT" shall include the commencement by the Company of a voluntary case or proceeding under the bankruptcy laws or the Company's failure to: (i) discharge or stay a bankruptcy proceeding within 60 days of such action being taken against the Company, (ii) file the Registration Statement with the SEC on or before January 15, 2005, (iii) have the Registration Statement deemed effective by the SEC within 80 days after the date of filing of the Registration Statement; (iv) maintain trading of the Company's Common Stock on the Over-the-Counter Bulletin Board except for any periods when the stock is listed on the NASDAQ Small Stock Market, the NASDAQ National Stock Market, the AMEX or the NYSE, (v) pay the expenses referred to below or the Due Diligence Fee within three (3) days after the Closing; or (vi) deliver to Purchaser, or Purchaser' broker, as directed, Common Stock that Purchaser have converted within three (3) business days of such conversions.

IN THE EVENT THAT THE COMPANY FAILS TO FILE THE REGISTRATION STATEMENT WITH THE SEC ON OR BEFORE THE REGISTRATION DATE, AS A REMEDY FOR SUCH AN EVENT OF
DEFAULT, COMPANY SHALL PAY TO PURCHASER, IN CASH, $2,133 EACH DAY THAT THE REGISTRATION STATEMENT FILING IS DELAYED. PURCHASER AND COMPANY ACKNOWLEDGE AND AGREE THAT THEY HAVE MUTUALLY DISCUSSED THE IMPRACTICALITY AND EXTREME DIFFICULTY OF FIXING THE ACTUAL DAMAGES PURCHASER WOULD INCUR IN THE CASE OF SUCH AN EVENT OF DEFAULT, AND THAT AS A RESULT OF SUCH DISCUSSION THE PARTIES AGREE THAT $2,133 FOR EACH DAY THAT THE REGISTRATION STATEMENT FILING IS DELAYED REPRESENTS A REASONABLE ESTIMATE OF THE ACTUAL DAMAGES WHICH PURCHASER WOULD
INCUR IN THE CASE OF SUCH AN EVENT OF DEFAULT. BY SIGNING IN THE SPACES WHICH FOLLOW, PURCHASER AND COMPANY SPECIFICALLY AND EXPRESSLY AGREE TO ABIDE BY THE TERMS AND PROVISIONS OF THIS PARAGRAPH CONCERNING LIQUIDATED DAMAGES.

Purchaser:                              Company:
Robinson Reed, Inc.,                    International Card Establishment, Inc.
a British Virgin Islands Company        a Delaware corporation


______________________________          By:           __________________________
By:  Geoffrey Todd Magistrate           Name:         __________________________
Its: Director                           Title:         _________________________
Mercator Momentum Fund, L.P.            Mercator Momentum Fund III, L.P.


By: Mercator Advisory Group, LLC        By: Mercator Advisory Group, LLC
Its: General Partner                    Its: General Partner

By: ______________________              By: ______________________
Name: David Firestone                   Name: David Firestone
Its: Managing Member                    Its: Managing Member

         11. NOTICES. All communications hereunder shall be in writing and shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or by facsimile and confirmed in writing (i) if to the Company, at the addresses set forth below, or (ii) if to a Purchaser or MAG, to the address set forth for such party on the signature page hereto.

If to the Company:

300 Esplanade Drive, 19th Floor
Oxnard, California 93036
Attention: William Lopshire
Telephone: 800-400-0206
Facsimile:  866-556-7642

with a copy to:

Ronald J. Stauber, Inc.
A Law Corporation
1880 Century Park EastSuite 300
Los Angeles, California 90067
Attn: Ronald J. Stauber, Esq.
Telephone:  310-556-0080
Facsimile: 310-556-3687

         All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section or the signature page hereof prior to 6:00 p.m. on a business day, or (v) the business day following the date of transmission if sent via facsimile at a facsimile number set forth in this Section or on the signature page hereof after 6:00 p.m. or on a date that is not a business day. Change of a party's address or facsimile number may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.

         12.  SURVIVAL  CLAUSE.  The  respective  representations,   warranties,
agreements and covenants of the Company and the Purchaser set forth in this Agreement shall survive until the first anniversary of the Closing.

         13. FEES AND EXPENSES. Within three (3) days of Closing, the Company agrees to pay Purchaser' legal expenses incurred in connection with the preparation and negotiation of the Transaction Documents up to $12,000. Any sums paid by Company upon execution of the Term Sheet will be credited against this amount.

         14. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Warrants or the Certificate of Designations, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

         15. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon Purchaser, MAG and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person. Neither the Company nor any Purchaser may assign this Agreement or any rights or obligation hereunder without the prior written consent of the other party.

         16. NO WAIVER; MODIFICATIONS IN WRITING. No failure or delay on the part of the Company, MAG or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company, MAG or any Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company, MAG or any Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company, MAG and the Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company, MAG or any Purchaser from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         17. ENTIRE AGREEMENT. This Agreement, together with Transaction Documents, constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof and thereof.

         18. SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

         19. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT ONLY IN STATE OR FEDERAL COURTS LOCATED IN THE CITY OF LOS ANGELES, CALIFORNIA AND HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE.

         20. COUNTERPARTS. This Agreement may be executed in two or more counterparts and may be delivered by facsimile transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         21. If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Purchaser and MAG.

Very truly yours,
International Card Establishment, Inc.

By:      ___________________________
         Name:  ____________________
         Title: ____________________

ACCEPTED AND AGREED:

MERCATOR ADVISORY GROUP, LLC                 ROBINSON REED, INC.

By: __________________________               ______________________________
    David Firestone
    Managing Member                          By:  Geoffrey Todd Magistrate
                                             Its: Director
MERCATOR MOMENTUM FUND, L.P.                 MERCATOR MOMENTUM FUND III, L.P.


By:  Mercator Advisory Group, LLC            By: Mercator Advisory Group, LLC
Its: General Partner Its: General Partner

By: ______________________                   By: ______________________
Name: David Firestone                        Name: David Firestone
Its: Managing Member                         Its: Managing Member

Address for Notice to Robinson Reed, Inc.:   Addresses for Notice to Mercator
                                             Momentum Fund, Mercator Momentum
                                             Fund III, MAG:

Robinson Reed, Inc.                          Mercator Advisory Group, LLC
Road Town, Tortola                           555 South Flower Street, Suite 4500
British Virgin Islands                       Los Angeles, California 90071
Attn: Geoffrey Todd Magistrate, Director     Attention:  David Firestone
Facsimile: 357-2533-9316                     Facsimile:  (213) 533-8285

                                             with copy to:

                                             David C. Ulich, Esq.
                                             Sheppard, Mullin, Richter & Hampton
                                             LLP
                                             333 South Hope Street, 48th Floor
                                             Los Angeles, California 90071
                                             Facsimile: (213) 620-1398


-------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
                               MERCATOR          MERCATOR       ROBINSON REED,       MERCATOR           TOTAL
                            MOMENTUM FUND,    MOMENTUM FUND          INC.        ADVISORY GROUP,
                                  LP             III, LP                               LLC
-------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
PURCHASE PRICE                  $ 1,300,000        $  900,000       $ 1,000,000         --              $ 3,200,000
-------------------------- ----------------- ----------------- ----------------- ----------------- -----------------

PREFERRED SHARES                     13,000             9,000            10,000         --                   32,000
-------------------------- ----------------- ----------------- ----------------- ----------------- -----------------

WARRANTS @ $0.75                    813,517           563,204           938,673         1,689,612         4,005,006
-------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
WARRANTS @ $0.47                                                                                          4,005,006
                                    813,517           563,204           938,673         1,689,612
-------------------------- ----------------- ----------------- ----------------- ----------------- -----------------

                                   SCHEDULE A

   Direct and Indirect Subsidiaries of International Card Establishment, Inc.

GlobalTech Leasing, Inc., a California   International Card Establishment, Inc.,
corporation                              a Nevada corporation

NEOS Merchant Solutions, Inc., a         Nevada iNetEvents, Inc., a
Nevada corporation                       corporation

                                   SCHEDULE B

                             Company Capitalization

Common Stock:

         Authorized:                       100 million shares, $0.0005 par value
         Issued and Outstanding:           28,396,324 shares

Preferred Stock:

         Authorized:                       10 million shares, $0.01 par value
         Issued and Outstanding:           30,000 shares of Series A Preferred
                                           Stock

Common Stock Equivalents:

         Warrants:                         Approximately 9.5 million at an
                                           average exercise price of $0.62 per
                                           share.

                                   SCHEDULE C

                               Other Arrangements



Pursuant to a Proxy Agreement by and between the Company, NEOS Merchant Solutions, Inc. and NEOS Liquidating Trust, LLC, Company shareholders holding approximately 5 million shares of Common Stock have agreed to vote in any election of directors for a nominee designated by the NEOS Liquidating Trust, LLC.

                                   SCHEDULE D

                                   Violations

                                       NA

                                   SCHEDULE E

                                 Use of Proceeds



Acquisition of Lease Portfolio:                                    $1 million

Acquisition of SCP Bankcard Portfolio:                             $700,000

Bankcard Processing Center Joint Venture:                          $1.5 million

                                                  Total:           $3.2 million

                                    EXHIBIT A

                                     Warrant

                                    EXHIBIT B

                         Certificate of Designations of
                      Series A Convertible Preferred Stock
                                       of
                     International Card Establishment, Inc.

                                    EXHIBIT C

                              Form of Legal Opinion



         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power to own its properties and to conduct its business.

         2. The Company has the corporate power to execute, deliver and perform the Transaction Documents, including the Exhibits, thereto. The Transaction Documents have been duly authorized by all requisite corporate action by the Company and constitute the valid and binding obligations of the Company, enforceable in accordance with their terms (subject to bankruptcy, equitable principles and other customary exceptions).

                  (a) The authorized capital stock of the Company consists of ____________ shares of Preferred Stock, and ____________ shares of Common Stock.

                  (b) The shares of the Company's Series A Stock have been duly authorized and, upon issuance, delivery, and payment therefor as described in the Subscription Agreement, will be validly issued, fully paid and non-assessable.

                  (c)  The  shares  of  the  Company's  Common  Stock  initially issuable upon conversion of the shares of Series A Stock sold have been duly authorized and reserved for issuance and, upon issuance and delivery upon conversion of the Series A Stock as described in the Certificate of Designations, will be validly issued, fully paid and non-assessable.

                  (d) The shares of the Company's Common Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance, and upon issuance, delivery, and payment therefor in accordance with the Warrants, will be validly issued, fully paid and non-assessable.

         3. The Company's execution and delivery of the Transaction Documents and the issue and sale of the Series A Stock and the Warrants, on the terms and conditions set forth in the Subscription Agreement, will not violate any law of the United States or the State of Delaware, any rule or regulation of any governmental authority or regulatory body of the United States or the State of Delaware or any provision of the Company's Articles of Incorporation or Bylaws.

         4. No consent, approval, order or authorization of, and no notice to or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the issuance and sale of the Series A Stock and the Warrants pursuant to the Transaction Documents, except such as have been obtained or made and such as may be required under applicable securities laws.

         5. On the assumption that the representations of the Purchaser and MAG in the Subscription Agreement are correct and complete, the offer and sale of the Series A Stock and the Warrants pursuant to the terms of the Subscription Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and from the qualification requirements of California securities statutes and regulations, and, under such securities laws as they presently exist, the issuance of the Company's Common Stock upon conversion of the Series A Stock and exercise of the Warrants would also be exempt from such registration and qualification requirements.

         6. We know of no pending or overtly threatened action, proceeding or governmental investigation with respect to the Company's sale of Series A Stock and Warrants pursuant to the Transaction Documents.

                                    EXHIBIT D
                            TO SUBSCRIPTION AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

         AGREEMENT dated as of December 6, 2004, between Mercator Momentum Fund, L.P., Mercator Momentum Fund III, L.P., ROBINSON REED, INC. (the "FUND") and MERCATOR ADVISORY GROUP, LLC ("MAG") (the Fund and MAG are --- referred to individually as a "Holder" and collectively as the "HOLDERS"), and International Card Establishment, Inc., a Delaware corporation (the "COMPANY").


         WHEREAS, the Fund have purchased, for an aggregate of $3,200,000, an aggregate of 32,000 shares of Series A Convertible Preferred Stock (the "SERIES A STOCK") from the Company, and have the right to cause their Series A Stock to be converted into shares of Common Stock, $0.001 par value (the "COMMON STOCK"), of the Company, pursuant to the conversion formula set forth in the Certificate of Determination;

         WHEREAS, each Fund and MAG have acquired Warrants (together, the "WARRANTS") from the Company, pursuant to which the Holders have the right to purchase in the aggregate up to 8,010,012 shares of the Common Stock through the exercise of the Warrants;

         WHEREAS, the Company desires to grant to the Holders the registration rights set forth herein with respect to the shares of Common Stock issuable upon the conversion of the Series A Stock and the exercise of the Warrants.

         NOW, THEREFORE, the parties hereto mutually agree as follows:

         I. REGISTRABLE SECURITIES. As used herein the terms "REGISTRABLE SECURITY" means each of the shares of Common Stock (i) issued upon the conversion of the Series A Stock (the "CONVERSION SHARES") or (ii) upon exercise of the Warrants (the "WARRANT SHARES"), provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination that (a) it has been effectively registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and disposed of pursuant thereto, or (b) registration under the Securities Act is no longer required for the immediate public distribution of such security. The term "REGISTRABLE SECURITIES" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

         II. REGISTRATION.

         A. On or before January 15, 2005 (the "Registration Date"), the Company shall file a registration statement (the "Registration Statement") on Form SB-2 or S3 with the SEC registering the maximum number of shares of Common Stock to be issued upon conversion of the Preferred Stock and exercise of the Warrants. The Company shall use its best efforts to have the Registration Statement declared effective within 80 days after the initial filing with the SEC. Once effective, the Company shall maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Registrable Securities have been sold, or (ii) the date that the Company receives an opinion of counsel to the Company that all of the Registrable Securities may be freely traded without registration under the Securities Act, under Rule 144 promulgated under the Securities Act or otherwise.

         B. The Company will initially include in the Registration Statement as Registrable Securities 16,543,346 shares of Common Stock.

         III. COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION.

         The Company covenants and agrees as follows:

         A. The Company shall use best efforts to cause the Registration Statement to become effective with the SEC as promptly as possible and in no event more than 80 days after it is filed with the SEC. If any stop order shall be issued by the SEC in connection therewith, the Company shall use best efforts to obtain promptly the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of any Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and any other documents necessary or incidental to the public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of the Holder's Registrable Securities. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are subject to the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request in writing.

         B. The Company shall pay all costs, fees and expenses in connection with the Registration Statement filed pursuant to Section 2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses; provided, however, that each Holder shall be solely responsible for the fees of any counsel retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Holder pursuant thereto.

         C. The Company will take all actions which may be required to qualify or register the Registrable Securities included in the Registration Statement for the offer and sale under the securities or blue sky laws of such states as are reasonably requested by each Holder of such securities, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

         IV. ADDITIONAL TERMS.

                  A. The Company  shall  indemnify and hold harmless the Holders and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for any Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Securities Act with respect to the registration of the Registrable Securities, any post-effective amendment to such registration statements, or any prospectus included therein or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Holders or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any Holder or underwriter within the meaning of the Securities Act and each officer, director, employee and agent of each Holder and underwriter; provided, however, that the indemnification in this Section 4(a) with respect to any prospectus shall not inure to the benefit of any Holder or underwriter (or to the benefit of any person controlling any Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Registrable Securities by the Holder or underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to such Holder or underwriter by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the Holder or underwriter to the purchaser prior to such sale and provided further, that the Company shall not be obligated to so indemnify any Holder or any such underwriter or other person referred to above unless the Holder or underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

                  B. If for any reason the indemnification provided for in the preceding section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

                  C. Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon any Holder any obligation to sell the Holder's Registrable Securities.

                  D. Each Holder, upon receipt of notice from the Company that an event has occurred which requires a Post-Effective Amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

                  E. If the Company fails to keep the Registration Statement referred to above continuously effective during the requisite period, then the Company shall, promptly upon the request of any Holder, use best efforts to update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof.

                  F. Each Holder agrees to provide the Company with any information or undertakings reasonably requested by the Company in order for the Company to include any appropriate information concerning the Holder in the Registration Statement or in order to promote compliance by the Company or the Holder with the Securities Act.

                  (g) The Company agrees that it shall cause each of its directors, officers and shareholders owning ten percent (10%) or more of the Company's outstanding Common Stock to refrain from selling any shares of the Company's Common Stock until the Registration Statement has been declared effective.

                  7. (h) Each Holder, on behalf of itself and its affiliates, hereby covenants and agrees not to, directly or indirectly, offer to "short sell", contract to "short sell" or otherwise "short sell" any securities of the Company, including, without limitation, shares of Common Stock that will be received as a result of the conversion of the Series A Stock or the exercise of the Warrants.

         8.

         V. GOVERNING LAW. The Registrable Securities will be, if and when issued, delivered in California. This Agreement shall be deemed to have been made and delivered in the State of California and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal substantive laws of the State of California, without giving effect to the choice of law rules thereof.

         VI. AMENDMENT. This Agreement may only be amended by a written instrument executed by the Company and the Holders.

         VII. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         VIII. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         IX. NOTICES. All communications hereunder shall be in writing and shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or by facsimile at the addresses set forth below.

                  If to the Holders,      Mercator Advisory Group, LLC
                                          Mercator Momentum Fund, Ltd.
                                          Mercator Momentum Fund, III, Ltd.
                                          555 South Flower Street, Suite 4500
                                          Los Angeles, CA  90071
                                          Attention: David Firestone
                                          Facsimile: 213-533-8285

                                          Robinson Reed, Inc.
                                          Road Town, Tortola
                                          British Virgin Islands
                                          Attention: Geoffrey Todd Magistrate,
                                          Director
                                          Facsimile: 357-2533-9316

                  With a copy to          Sheppard Mullin Richter & Hampton LLP
                                          333 South Hope Street
                                          48th Floor
                                          Los Angeles, CA 90071-1448
                                          Telephone No.: (213) 620-1780
                                          Facsimile No.:  (213) 620-1398
                                          Attention: David C. Ulich

                  If to the Company,      International Card Establishment, Inc.
                                          300 Esplanade Drive, 19th
                                          Floor Oxnard, California 93036
                                          Attention: William Lopshire
                                          Telephone: 800-400-0206
                                          Facsimile: 866-556-7642

                  With a copy to          Ronald J. Stauber, Inc.
                                          A Law Corporation
                                          1880 Century Park East,
                                          Suite 300
                                          Los Angeles, California 90067
                                          Telephone No.: 310-556-0080
                                          Facsimile No.: 310-556-3687
                                          Attention: Ronald Stauber, Esq.

All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section or the signature page hereof prior to 4:00 p.m. on a business day, or
(v) the business day following the date of transmission if sent via facsimile at a facsimile number set forth in this Section or on the signature page hereof after 4:00 p.m. or on a date that is not a business day. Change of a party's address or facsimile number may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.

         X. BINDING EFFECT; BENEFITS. Any Holder may assign its rights hereunder. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives, successors and assigns. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

         XI. HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

         XII. SEVERABILITY. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         XIII. JURISDICTION. Each of the parties irrevocably agrees that any and all suits or proceedings based on or arising under this Agreement may be brought only in and shall be resolved in the federal or state courts located in the City of Los Angeles, California and consents to the jurisdiction of such courts for such purpose. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in any such court. Each of the parties further agrees that service of process upon such party mailed by first class mail to the address set forth in Section 9 shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of either party to serve process in any other manner permitted by law. Each of the parties agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         XIV. ATTORNEYS' FEES AND DISBURSEMENTS. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees and disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.


                                         INTERNATIONAL CARD ESTABLISHMENT, INC.



                                         By:   _________________________________

                                         Name: _________________________________
                                              Its: Chief Executive Officer

                         ADDITIONAL SIGNATURES TO FOLLOW

                                         HOLDERS:

                                         MERCATOR MOMENTUM FUND, L.P.

                                         By: MERCATOR ADVISORY GROUP, LLC
                                         Its: General Partner


                                         By:_________________________________
                                         Name: David Firestone
                                         Its:  Managing Member


                                         MERCATOR MOMENTUM FUND III, L.P.

                                         By: MERCATOR ADVISORY GROUP, LLC
                                         Its: General Partner


                                         By: ________________________________
                                         Name: David Firestone
                                         Its:  Managing Member


                                         ROBINSON REED, INC.


                                         By: ________________________________
                                         Name: Geoffrey Todd Magistrate
                                         Its:  Director


                                         MERCATOR ADVISORY GROUP, LLC


                                         By: ________________________________
                                         Name: David Firestone
                                         Its:  Managing Member